Exhibit (11) under N-1A
                      Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 41 to Form N-1A Registration Statement of Florida Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 15, 1995, on the financial statements as of October 31, 1995, included in or made part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,